SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549


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                                FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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   Date of Report (Date of earliest event reported):  December 30, 1998


                   DIME COMMUNITY BANCSHARES, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                  0-27782                      11-3297463
    -----------------      ------------------------        ------------------
    (State or other        (Commission File Number)          (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)



             209 HAVEMEYER STREET, BROOKLYN, NEW YORK   11211
       (Address of principal executive offices, including zip code)


    Registrant's telephone number, including area code: (718) 782-6200



                                   NONE
       (Former name or former address, if changed since last report)

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ITEMS 1 THROUGH 4, 6, 8 & 9.  NOT APPLICABLE.

ITEM 5.       OTHER EVENTS.

     On December 30, 1998, Dime Community Bancshares, Inc. ("DCB") and its wholly owned subsidiary, The Dime Savings Bank of Williamsburgh ("DSBW"), received approval from the Office of Thrift Supervision (the "OTS") for the merger of Financial Bancorp, Inc. ("FIBC") with and into DCB and the concurrent merger of FIBC's wholly owned subsidiary, Financial Federal Savings Bank, with and into DSBW.

     DCB publicly announced receipt of the OTS' approval in a press release dated December 31, 1998, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.  The following Exhibits are filed as part of this report:

              EXHIBIT NO.               DESCRIPTION

               99             Press Release issued December 31, 1998.

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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              DIME COMMUNITY BANCSHARES, INC.



                    BY:  /s/ KENNETH J. MAHON
                         ___________________________________________
                         Kenneth J. Mahon
                         Executive Vice President and Chief Financial
                         Officer


Dated: December 31, 1998



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                               EXHIBIT INDEX




EXHIBIT                  DESCRIPTION

   99                    Press Release issued December 31, 1998.




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